UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – December 2, 2020
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 ½	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 8, 2020, Allegion plc (the “Company”) announced a change in its operating segments from three (Americas, EMEA and Asia Pacific) to two, Allegion Americas and Allegion International, effective January 1, 2021. The Company’s soon-to-be created Allegion International segment will combine the EMEA and Asia Pacific regions.
In light of this expected change, the Board of Directors of the Company has appointed Tim Eckersley, currently Senior Vice President – Americas, to Senior Vice President – Allegion International, effective January 1, 2021. The Company expects to announce Mr. Eckersley’s successor to lead the Americas business at a later date. In the interim, David Petratis, Chairman, President and Chief Executive Officer, will temporarily step in to lead the Americas business, in addition to his existing responsibilities.

Further, Lucia Veiga Moretti, Senior Vice President – EMEA, and the Company have mutually agreed that she will be leaving the Company effective March 31, 2021. Ms. Moretti will work with Mr. Eckersley to ensure a smooth transition prior to her departure date. As of the date of this report, no new compensatory arrangements have been entered into in connection with Ms. Moretti’s expected departure.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	December 8, 2020	/s/ Hatsuki Miyata
Hatsuki Miyata Secretary